UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 12, 2006

AMERICAN BAR ASSOCIATION MEMBERS /

STATE STREET COLLECTIVE TRUST

(Exact Name of Registrant Specified in Charter)

New Hampshire	033-50080	04-6691601
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20 Trafalgar Square, Suite 449 Nashua, New Hampshire	03063
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (603) 589-4097

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240, 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240, 13e-4(c))

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) The American Bar Association Members / State Street Collective Trust (the “Collective Trust”) does not have a board of directors. The Collective Trust is a trust with a corporate trustee, which is State Street Bank and Trust Company of New Hampshire (“State Street”).

Effective December 12, 2006, James S. Phalen resigned from his positions as President of State Street and Director and Chairman of State Street’s Board of Directors. Nancy E. Grady, a Director of State Street, was appointed President of State Street and Chairman of State Street’s Board of Directors, effective the same day.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN BAR ASSOCIATION MEMBERS / STATE STREET COLLECTIVE TRUST

Dated: January 4, 2007	By:	/s/ Beth M. Halberstadt
	Name: Title:	Beth M. Halberstadt Chief Financial Officer